                                  SCHEDULE 14A

                    Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.   )

Filed by the Registrant [x]
File by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                        American Claims Evaluation, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement
                         if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)1, or
         Item 22 (a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)     Title of each class of securities to which transaction applies:

                ------------------------------------------------

         2)     Aggregate number of securities to which transaction applies:

                ------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                ------------------------------------------------

         4)     Proposed maximum aggregate value of transaction:

                ------------------------------------------------

         5)     Total fee paid:

                ------------------------------------------------


[ ]      Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount previously paid:

                ------------------------------------------------

         2)     Form, Schedule or Registration Statement No.:

                ------------------------------------------------

         3)     Filing Party:

                ------------------------------------------------

         4)     Date Filed:

                        AMERICAN CLAIMS EVALUATION, INC.
                               One Jericho Plaza
                            Jericho, New York 11753

                    Notice of Annual Meeting of Shareholders

                        To be Held on September 24, 1996

                                  -----------


To the Shareholders of American Claims Evaluation, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of American Claims Evaluation, Inc., a New York corporation (the "Company"), will be held at 10:00 a.m. (New York time) on Tuesday, September 24, 1996 at the offices of Hartman & Craven LLP, 460 Park Avenue, Suite 1100, New York, New York 10022, to consider and act upon the following matters:

         (1)      To elect three directors to serve for the ensuing year; and

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record of the Company at the close of business on August 19, 1996 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                                            By Order of the Board of Directors,


                                            /s/ Gary J. Knauer

                                            Gary J. Knauer, Secretary

Jericho, New York
Dated:  August 26, 1996

                        AMERICAN CLAIMS EVALUATION, INC.
                               One Jericho Plaza
                            Jericho, New York 11753

                                  -----------

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                               September 24, 1996

                                  -----------

General

         This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors of American Claims Evaluation, Inc. (the "Company") of proxies to be voted on at the Annual Meeting of Shareholders to be held at 10:00 a.m. (New York time) on Tuesday, September 24, 1996 at the offices of Hartman & Craven LLP, 460 Park Avenue, Suite 1100, New York, New York 10022 and at any adjournments thereof, with respect to the matters referred to in the accompanying notice. This Proxy Statement and accompanying materials will first be mailed to shareholders on or about August 26, 1996.

         The Company's common shares, par value $.01 per share ("Shares"), is the only outstanding class of voting securities. Holders of record at the close of business on August 19, 1996 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. At the close of business on August 19, 1996, there were issued and outstanding 4,250,000 Shares, each entitled to cast one vote per Share. The holders of a majority of the issued and outstanding Shares entitled to vote shall constitute a quorum at the meeting for the transaction of business. The election of directors, as described in the accompanying notice, requires the vote of a plurality of votes cast at the meeting; because of the percentage of beneficial ownership of Shares held by directors and management, election of the directors nominated and referred to in the accompanying Notice is assured.

Revocability of Proxies

         The attendance of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, a shareholder may revoke a proxy at any time prior to its exercise by (1) delivering to the Secretary of the Company a written notice of revocation prior to the Annual Meeting, (2) delivering to the Secretary of the Company prior to the Annual Meeting a duly executed proxy bearing a later date, or (3) attending the Annual Meeting, filing a written notice of revocation with the secretary of the meeting, and voting in person.

Solicitation of Proxies

         In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies for the Annual Meeting from the shareholders of the Company personally or by telephone or telegram without additional remuneration therefor, but at the Company's cost for all out-of-pocket expenses. The Company will also provide persons, firms, banks and corporations holding Shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners.


          SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table and notes thereto sets forth information regarding the beneficial ownership of the Company's Shares as of August 1, 1996, by (i) each person known by the Company to be the beneficial owner of more than 5% of such Shares, (ii) each director, nominee for director of the Company, and each named executive officer of the Company, and (iii) all directors and executive officers of the Company as a group. The percentages have been calculated by taking into account all Shares owned on the record date as well as all such Shares with respect to which such person has the right to acquire beneficial ownership at such date or within 60 days thereafter. Unless otherwise indicated, all persons listed below have sole voting and sole investment power with respect to all Shares shown as beneficially owned by them.

                                       Amount and Nature
Name and Address                         of Beneficial        Percent of Voting
of Beneficial Owner                      Ownership (1)          Securities (1)
- -------------------                    -----------------      -----------------

Gary Gelman (2)                          2,175,200 (3)(4)            49.3%

Peter Gutmann (2)                           65,000 (3)(4)             1.5%

Edward M. Elkin, M.D. (2)                   45,200 (4)                1.0%

D.H. Blair Investment Banking Corp.        561,224 (5)               12.7%
     44 Wall Street
     New York, NY

All directors and executive
officers as a group
(five persons)                           2,308,400 (4)               52.3%

- ------------

     (Footnotes On Next Page)

         (1) Based on a total of 4,250,000 Shares issued and outstanding as of August 1, 1996. In addition, 166,000 Shares which directors and executive officers described in the table have the right to acquire within 60 days of such date pursuant to the exercise of options granted under the Company's stock option plans are included since these are deemed outstanding for the purpose of computing the percentage of Shares owned by such person in accordance with the provisions of Rule 13d-3(d)(l)(i) promulgated under the Securities Exchange Act of 1934, as amended.

         (2)      Address is c/o the Company, One Jericho Plaza, Jericho, N.Y.
                  11753.

         (3) Includes 10,000 Shares and 4,000 Shares owned, respectively, by the wives of Messrs. Gelman and Gutmann, as to which beneficial ownership is disclaimed by the respective reporting person.

         (4) Includes the presently exercisable portions of outstanding stock options (aggregating 166,000 Shares) which, in the case of Messrs. Gelman, Gutmann and Elkin are 100,000, 19,000 and 25,000, respectively, and in the case of two executive officers are 22,000 Shares.

         (5) These Shares are owned of record by D.H. Blair Investment Banking Corp. ("Blair Investment") (532,224 Shares), by Mr.
                  J. Morton Davis' wife (7,200 Shares) and by Rivkalex Corporation, a private corporation controlled by Mr. Davis' wife (21,800 Shares). Mr. J. Morton Davis, the sole shareholder of Blair Investment, has reported Blair Investment's Shares as being beneficially owned by himself but has disclaimed ownership of the 21,800 Shares and 7,200 Shares described in this table owned by Rivkalex Corporation and by Mr. Davis' wife, respectively.


                             ELECTION OF DIRECTORS

         Three directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until their prior death, resignation or removal. The by-laws provide that the Board of Directors shall consist of no less than three and no more than seven members, with the actual number to be established by resolution of the Board of Directors. The current Board of Directors has by resolution established the number of directors at three.

         Should any nominee be unable to accept election, shareholders will vote for the election of such other person to the office of director as management may recommend in place of such nominee; however, management knows of no reason to anticipate that this will occur. Unless a proxy specifies that it is not to be voted in favor of a nominee for director, it is intended that Shares represented by the proxy will be voted in favor of the nominees listed below. In the event that any nominee shall be unable to serve, it is intended that the proxies will be voted for the nominees designated by the Board of Directors. The Company believes that all nominees will be able to serve.

         The following table sets forth certain information with respect to each nominee for election as a director. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. For information with respect to security ownership of directors, see "Share Ownership."

         Nominee                   Age       Position(s) with Company
         -------                   ---       ------------------------

         Gary Gelman                49       Chairman of the Board,
                                             President and Chief
                                             Executive Officer

         Edward M. Elkin, M.D.      57       Director

         Peter Gutmann              67       Director


Nominees for Election as Directors

         Gary Gelman, the founder of the Company, has been Chairman of the Board since July 1, 1985, and President, Chief Executive Officer and a director since inception. Mr. Gelman served as Treasurer from inception to October 31, 1991. Since 1973, Mr. Gelman has also been President of American Para Professional Systems, Inc., a privately held entity which provides nurses who perform physical examinations of applicants for life and/or health insurance for insurance companies. He received a B.A. Degree from Queens College.

         Edward M. Elkin, M.D. has been a director of the Company since July 1, 1985. For more than the past five years, Dr. Elkin has been performing services relating to utilization review and quality assurance in hospitals as a Public Health Physician for the New York State Department of Health. He is certified by the American Board of Pediatrics and the American Board of Quality Assurance and Utilization Review Physicians. He received his B.A. Degree from Harvard College and his M.D. Degree from New York University School of Medicine.

         Peter Gutmann has been a director of the Company since July 1, 1985. For more than the past twenty years, he has been a Professor of Economics and Finance at Baruch College, City University of New York and was Chairman of the Economics and Finance Department from 1971 to 1977. Mr. Gutmann was also a director of Instinet Corporation, a company which operates an automated trading system, until May 13, 1987 when that corporation was acquired by a subsidiary of Reuters Holdings P.L.C. He received a B.A. Degree from Williams College, a B.S. Degree from Massachusetts Institute of Technology, an M.A. Degree from Columbia University and a Ph.D. Degree from Harvard University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF ALL THREE NOMINEES FOR ELECTION AS DIRECTORS NOTED ABOVE.

Meetings and Committees of the Board

         The Board of Directors held three meetings during the fiscal year commencing April 1, 1995 and ending March 31, 1996 ("Recent Fiscal Year"). All of the nominees were members of the Board during the Recent Fiscal Year and attended those meetings.

         The Audit Committee of the Board of Directors, consisting of Messrs. Gutmann and Elkin, held one meeting during the Recent Fiscal Year, which meeting was attended by both members. The Audit Committee has responsibility to ascertain that the Company's financial statements reflect fairly the financial condition and operating results of the Company and to appraise the soundness, adequacy and application of accounting and operating controls. The Audit Committee recommends independent auditors to the Board, reviews the scope of the audit functions of the independent auditors and reviews audit reports rendered by the independent auditors.

         The Company has no Compensation Committee or Nominating Committee.

Section 16(a) Reporting

         Under Federal securities laws, the Company's directors, its executive officers and any person holding more than 10% of the Company's Shares are required to report their ownership of the Company's Shares and any changes in that ownership to the Securities and Exchange Commission ("SEC") on the SEC's Forms 3, 4 and 5. Based on its review of the copies of such forms it has received, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during the Recent Fiscal Year.


                       EXECUTIVE OFFICERS OF THE COMPANY

         The executive officers of the Company are as follows:

         Name                     Age        Position(s) with Company
         ----                     ---        ------------------------

         Gary Gelman               49        Chairman of the Board,
                                             President and Chief
                                             Executive Officer

         Gary J. Knauer            37        Chief Financial Officer,
                                             Treasurer and Secretary

         Bonnie C. Jackson         53        Vice President - Operations


         For a description of Mr. Gelman's business experience, see "Election of Directors-Nominees for Election as Directors."

         Gary J. Knauer joined the Company as its Controller in July 1991 and has served as Chief Financial Officer and Treasurer since October 1991 and as Secretary since March 1993. Prior to joining the Company, Mr. Knauer was employed from October 1984 to June 1991 by the accounting firm of KPMG Peat Marwick LLP. He is a Certified Public Accountant and holds a Bachelor of Science Degree from the State University of New York at Binghamton. Since February 1994, Mr. Knauer has also served as Chief Financial Officer of American Para Professional Systems, Inc.

         Bonnie C. Jackson joined the Company as the Southern Regional Manager in February 1990 and has served as Vice President - Operations of the Company since March 1994. Ms. Jackson received a B.A. Degree from the University of Texas at Arlington and a Master of Business Administration Degree from the University of Dallas.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following table sets forth all plan and non-plan compensation awarded to, earned or paid to Gary Gelman, the Company's Chief Executive Officer for each of the Company's last three fiscal years. No other executive officer had total annual salary and bonus which exceeded $100,000 during the Company's fiscal year ended March 31, 1996.


                           SUMMARY COMPENSATION TABLE

                                                                       Long Term
                                                                      Compensation
                                      Annual Compensation                Awards
                              ------------------------------------    ------------
                                                                       Securities
 Name and                                             Other Annual     Underlying      All Other
 Principal          Fiscal     Salary       Bonus     Compensation       Options      Compensation
 Position            Year        ($)         ($)         ($) (1)           (#)          ($)  (2)
 ----------         ------    ---------    -------    ------------     ----------     ------------
Gary Gelman          1996      $397,772       -             -               -            $  227
  Chairman,          1995       406,745       -             -               -               811
  President          1994       388,800       -             -            100,000            210
  and CEO

     (1) The aggregate amount of all perquisites and other personal benefits paid to the Chief Executive Officer is not greater than either $50,000 or 10% of the total annual salary and bonus reported.

     (2) Consists of $227, $811 and $210 of matching contributions made by the Company under the 401(k) profit sharing plan for each of the fiscal years 1996, 1995 and 1994, respectively.

Compensation Plans

         The following describes plans adopted by the Company pursuant to which cash or non-cash compensation was paid or distributed during the years ended March 31, 1996, 1995 or 1994, or pursuant to which such compensation may be distributed in the future, to the Chief Executive Officer.

401(k) Profit Sharing Plan

         Effective January 1, 1991, the Company established a profit sharing plan covering all employees with one or more years of service as of January 1, 1991, and measured semiannually thereafter. The plan is qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). Such plan requires the Company to match participants' contributions to the extent of 10% of such eligible contributions. Under the terms of the Plan, there is a vesting requirement with respect to Company contributions, but employees will be fully vested in their own salary deferral contributions. Officers are eligible to participate in the plan in the same manner as are all other employees.

Stock Option Plans

         The following description of stock options issued takes account of 100% share dividends declared October 1, 1991 and June 12, 1990, and to changes in the option price and number of Shares contained, occasioned by anti-dilution provisions called into effect, as a result of such share dividends.

         In July 1985, the Company's Board of Directors adopted the 1985 Stock Option Plan (the "1985 Plan"). The 1985 Plan provides for the issuance of up to 400,000 Shares to all full-time employees and directors of the Company. Pursuant to the Plan, options granted may be either incentive stock options, as defined under the Code, or nonqualified stock options. Options may be granted during a ten-year period at the fair market value (as defined in the 1985 Plan) of the Company's Shares at the date of grant. The 1985 Plan limits the market value of Shares underlying options granted to any one employee to $100,000 per year with certain exceptions and limits options which may be granted to any shareholder of the Company owning more than 10% of its voting securities to a maximum term of five years and an exercise price of not less than 110% of the fair market value of the date of grant. The option term may be determined by the Board of Directors but no option may be granted with a term of more than ten years. The options are not transferable, not exercisable while any previously granted incentive stock options under the 1985 Plan are outstanding, and are exercisable only while the optionee is associated with the Company and for three months thereafter, with certain exceptions.

         During the fiscal year ended March 31, 1996, 12,500 options were granted under the 1985 Plan, which included 5,000 options granted to an executive officer of the Company.

         On March 12, 1991, the Board of Directors adopted the Company's 1991 Stock Option Plan (the "1991 Plan") and on October 1, 1991, the shareholders of the Company ratified, approved and adopted the 1991 Plan. The 1985 Plan remains in effect as well. Under the 1991 Plan, a total of

400,000 Shares are reserved for issuance to employees, including directors and officers who may not be salaried employees ("Eligible Participants"). The 1991 Plan provides that the number of Shares subject thereto and the outstanding options and their exercise prices, are to be appropriately adjusted for mergers, consolidations, recapitalizations, stock dividends, stock splits or combinations of shares. Shares allocated to options and stock appreciation rights which have terminated for reasons other than the exercise thereof may be reallocated to other options and/or stock appreciation rights.

         Both incentive and nonstatutory stock options may be granted under the 1991 Plan to Eligible Participants, at a price to be determined by the option committee, provided, however, that incentive stock options must be granted at an exercise price not less than the fair market value of the Shares on the date of the grant. Such exercise price may be payable in cash or, with the approval of the committee which administers the 1991 Plan, by a combination of cash or Shares. Shares received upon exercise of options granted under the 1991 Plan will be subject to certain restrictions on sale or transfer. The term of any option may not exceed ten years from the date of grant. Conditions of the exercise of options, which must be consistent with the terms of the 1991 Plan, are fixed by a committee appointed by the Board of Directors, consisting of not less than two nor more than five persons. The current committee consists of Messrs. Gelman, Gutmann and Elkin.

         Optionees under the 1991 Plan with incentive options may exercise up to 25 percent of such option granted for each year of service to the Company after the date of grant of the option, but the committee may accelerate the schedule of the time or times when an option may be exercised, provided that the fair market value of the securities subject to an incentive option may not exceed $100,000 at the first time such options become exercisable. The exercise times of nonstatutory stock options granted under the 1991 Plan are as fixed by the committee.

         The 1991 Plan also provides for stock appreciation rights, pursuant to which the optionee may surrender to the Company all or any part of an unexercised option and receive from the Company in exchange therefor shares of Common Stock having an aggregate market value equal to the dollar amount obtained by multiplying the number of Shares subject to the surrendered options by the amount by which the market value per share at the time of such surrender exceeds the exercise price per share of the related option. The Company's obligation arising from an exercise of stock appreciation rights may also be settled by the payment of cash, or a combination of cash and Shares. The Board of Directors may at any time terminate or from time to time amend or alter the 1991 Plan.

         During the fiscal year ended March 31, 1996, options to purchase 5,000 Shares were granted to each of the Company's outside directors under the 1991 Plan at an option price of $1.875 per Share.

                    Aggregated Option/SAR Exercises in 1996
                          and FY-End Option/SAR Values

         The following table summarizes the number and dollar value of unexercised stock options at March 31, 1996 for the Named Executive Officer.

                                              Number of
                                              Shares           Value of
                                              Underlying       Unexercised
                                              Unexercised      In-the-Money
                                              Options/SARs     Options/SARs
                                              at FY-End (#)    at FY-End ($)(1)
                                   Value
               Shares Acquired    Realized    Exercisable/     Exercisable/
Name           on Exercise (#)       ($)      Unexercisable    Unexercisable
- ----           ---------------    --------    -------------    -------------
Gary Gelman           -               -         100,000/0           $0/$0
 Chairman,
 President
 and CEO

         (1) The closing price of the Company's Shares on March 31, 1996 as reported by the NASDAQ National Market System was $2.313 per Share.

Employment Agreements

         During February 1996, Mr. Gelman's employment agreement with the Company was extended for an additional year on the terms prevailing. It provides for him to be employed as Chairman of the Board of Directors and Chief Executive Officer through March 1997 at an annual salary of $388,800. In addition, Mr. Gelman is entitled to participate in all employee benefit programs and other policies and programs of the Company. Mr. Gelman is not required to devote any specific number of hours to the business of the Company. He is subject to a non-competition and non-disclosure covenant for a period of three years following termination of employment with the Company.

Director Compensation

         The Company's policy is to pay its non-employee directors a uniform fee of $400 for each Board of Directors' meeting and/or Audit Committee meeting attended in person.


                                  ACCOUNTANTS

         The Board of Directors has continued to retain the firm of KPMG Peat Marwick LLP to act as the Company's independent certified public accountants. A representative of such firm is expected to be available at the Annual Meeting to respond to appropriate questions from shareholders and will be given the opportunity to make a statement if he desires to do so.

                                 OTHER MATTERS

         The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote the Shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

         An Annual Report to Shareholders will accompany this Proxy Statement but is not to be considered a part hereof. The Company will provide, free of charge, to all shareholders a copy of its Annual Report on Form 10-K (without exhibits) and/or a copy of its quarterly reports on Form 10-Q (without exhibits), upon written request of such shareholder to Gary J. Knauer, Secretary, American Claims Evaluation, Inc., One Jericho Plaza, Jericho, New York 11753.


                             SHAREHOLDER PROPOSALS

         Proposals by shareholders intended to be presented at the next Annual Meeting of Shareholders to be held in 1997 must be received by the Secretary of the Company on or before April 28, 1997 in order to be included in the proxy statement for that meeting. Proposals should be directed to Gary J. Knauer, Secretary, American Claims Evaluation, Inc., c/o its principal executive office.

                                            By Order of the Board of Directors,


                                            Gary J. Knauer,
                                            Secretary

Dated:  August 26, 1996


TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED.

PROXY
                        AMERICAN CLAIMS EVALUATION, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary Gelman, Peter Gutmann and Edward M. Elkin as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Shares of American Claims Evaluation, Inc. held of record by the undersigned on August 19, 1996 at the Annual Meeting of Shareholders to be held on September 24, 1996 or any adjournment thereof.

                       PLEASE MARK, SIGN, DATE AND RETURN
                THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED




1.    Election of Directors:  Gary Gelman,
      Peter Gutmann and Edward M. Elkin

FOR all                  WITHHOLD               (Instruction:  To withhold
Nominees listed          AUTHORITY              authority to vote for any
(except as marked        to vote for all        individual nominee or
to the contrary)         Nominees listed        nominees, write such
                                                nominee's name in the line(s)
                                                provided below).
     -----                    -----
     |   |                    |   |
     -----                    -----             -----------------------------


                                                -----------------------------

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR Proposal 1.

Please sign exactly as name appears hereon.


- ----------------------------------
            (Signature)

- ----------------------------------
    (Signature if held jointly)

Dated:
      ----------------------------



When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears in the proxy.

                  PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE
                  AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.